SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2002


                      American Home Mortgage Holdings, Inc.
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               (Exact Name of Registrant as Specified in Charter)


            Delaware                  000-27081             13-4066303
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  (State or Other Jurisdiction       (Commission        (I.R.S.  Employer
        of Incorporation)            File Number)       Identification No.)


520 Broadhollow Road, Melville, New York                       11747
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(Address of Principal Executive Offices)                    (Zip Code)


  Registrant's telephone number, including area code:           (631) 899-3900
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.    OTHER EVENTS. On April 1, 2002, American Home Mortgage Holdings, Inc.
filed its Annual Report on Form 10-K, which included a typographical error on page F-1 - Independent Auditors' Report, in that the date of such report incorrectly states that it is dated March 20, 2001. The correct date of such report is March 20, 2002. We are filing this Current Report on Form 8-K to replace the Independent Auditors' Report on page F-1 of our Form 10-K in order to correct the typographical error.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibit 23.1 - Consent of Deloitte & Touche LLP

            Exhibit 99.1 - Report of Deloitte & Touche LLP

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 25, 2002                   AMERICAN HOME MORTGAGE HOLDINGS, INC.


                                       By:    /s/ Stephen Hozie
                                           -----------------------------------
                                           Name:   Stephen Hozie
                                           Title:  Chief Financial Officer

                                  EXHIBIT INDEX

    EXHIBIT NUMBER                            DESCRIPTION
    --------------                            -----------

         23.1           Consent of Deloitte & Touche LLP

         99.1           Report of Deloitte & Touche LLP